EXHIBIT 10.10
                       Shanghai Likang High Tech Co., Ltd.

                                        Contract  Ref No:#
                                                  Date:Mon/Day/Year
                                                  Address:
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I. Product Name and Price:

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  Name & Specification      Unit   Unit Price  Quantity   Amount    Note

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Total Amount(in Caps)                                           USD $:
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II. Shipping Method and Payment terms:

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III. Payment

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IV. Liabilities and
    Obligations

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V. Both parties have agreed:Shanghai Local Law applies to this contract in case of dispute.

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
Supplier                                                  Buyer
--------------- ----------------------------------------- ------------ -------------------------------------
address         No 476 Hu Tai Sub      Zip  200436        address                        Zip
                Rd, Shanghai           code                                              code
--------------- ---------------------- ------- ---------- ------------ ----------------- ------- -----------
Tel             021-56681126  56687547                    Tel
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Tax ID                                                    Tax ID
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Account Name                                              Account
                                                          Name
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Account #                                                 Account #
--------------- ----------------------------------------- ------------ -------------------------------------
Representative                                            Representative
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


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